Exhibit 10.11

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

AMENDMENT #1 TO

SUPPLY, SERVICE, AND SUPPORT AGREEMENT

Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA  92122 (“Illumina”) and Foundation Medicine Inc., having a place of business at 150 Second Street, Cambridge, MA 02141 (“Customer”), entered into that certain Supply, Service, and Support Agreement dated July 25, 2013 (“Agreement”). Customer and Illumina may be referred to herein as “Party” or “Parties.”  The Parties desire to amend the Agreement by entering into this Amendment #1 (“Amendment #1”) as of the date of last signature below (“Amendment #1 Effective Date”).

The Parties hereby agree as follows:

1.	Exhibit A (Products) is hereby deleted in its entirety and replaced with the attached Exhibit A (Products).

Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms.  All capitalized terms not defined in this Amendment #1 shall have the meaning ascribed to them in the Agreement. This Amendment #1 may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment #1 to be executed by their respective duly authorized representatives.

Customer:		Illumina:

By:	/s/Steven J. Kafka	By:	/s/Charles M. Moehle

Name:	Steven J. Kafka, Ph.D.	Name:	Charles M. Moehle

Title:	President and Chief Operating Officer	Title:	VP of Business Development & Licensing

Date:	9-30-16	Date:	10-1-16

Exhibit A

Products

Product Prices […***…].

All Product prices in the tables below are at the List Price in effect on the Amendment #1 Effective Date.  List prices […***…].  […***…] are calculated as set forth in Exhibit A-1.

Only those Products listed in this Exhibit, as may be amended from time-to-time in writing by the Parties, may be purchased under this Agreement.

Consumables

TG Consumables Parts and Prices

TG Part Number	Description	List Price
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested***

CONFIDENTIAL

Amendment # 1 to Supply Agreement

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Non-TG Consumables (solely for Research Uses) Parts and Prices

Part Number	Description	List Price
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…] MiniSeq System 49,500	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested***

CONFIDENTIAL

Amendment # 1 to Supply Agreement

Temporary Consumables

Part Number	Description	List Price
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

*Temporary Consumables […***…] pursuant to the terms and conditions of this Agreement.

Illumina Hardware

Part Number	Description	List Price
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested***

CONFIDENTIAL

Amendment # 1 to Supply Agreement

Service Contract Pricing

Instrument	[…***…] List Price	[…***…] List Price	[…***…] List Price	[…***…] List Price
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Catalog #	[…***…]	[…***…]	[…***…]	[…***…]
Instrument	[…***…] List Price	[…***…] List Price	[…***…] List Price	[…***…] List Price
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Catalog #	[…***…]	[…***…]	[…***…]	[…***…]
Instrument	[…***…] List Price	[…***…] List Price	[…***…] List Price	[…***…] List Price
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Catalog #	[…***…]	[…***…]	[…***…]	[…***…]
Instrument	[…***…] List Price	[…***…] List Price	[…***…] List Price	[…***…] List Price
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Catalog #	[…***…]	[…***…]	[…***…]	[…***…]
Instrument	[…***…] List Price	[…***…] List Price	[…***…] List Price	[…***…] List Price
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Catalog #	[…***…]	[…***…]	[…***…]	[…***…]
Instrument	[…***…] List Price	[…***…] List Price	[…***…] List Price	[…***…] List Price
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Catalog #	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested***

CONFIDENTIAL

Amendment # 1 to Supply Agreement

Exhibit A-1

Product […***…]

Quotes

First Quote.  As used herein, price refers to Net Price.  Illumina will provide Customer a quotation referencing this Agreement and specifying the price for each Consumable (the “First Quote”).  The First Quote and pricing found therein expires at the end of the […***…] (e.g., […***…]) of the Agreement and sets forth the pricing that will be used on all Purchase Orders that are provided by Customer prior to the end of such period.  The Purchase Orders placed against the First Quote must reference the First Quote and this Agreement to be valid.  The pricing for the First Quote will be determined using the Consumable pricing formula set forth below.  Subject to the terms and conditions of this Agreement, if Customer desires to purchase additional Consumables that are available for purchase under this Agreement  Customer may request a quote for those additional Consumables and Illumina shall provide an updated First Quote to Customer.

[…***…] Quotes for Consumables.  As used herein, price refers to Net Price.  No later than […***…] prior to the start of each […***…] (i.e., […***…]) of this Agreement (each a “[…***…]”), Illumina will issue a quotation referencing this Agreement and […***…] (the “[…***…] Quote”).  Each […***…] Quote and pricing found therein expires at the end of the […***…] that starts following the date the […***…] Quote is due and sets forth the pricing that will be used on all Purchase Orders that are provided by Customer prior to the end of such […***…].  The Purchase Orders placed against each […***…] Quote must reference the […***…] Quote and this Agreement to be valid.  The pricing for […***…] Quotes will be determined using the Consumable pricing formula set forth below.  Subject to the terms and conditions of this Agreement, if Customer desires to purchase additional Consumables that are available for purchase under this Agreement  Customer may request a quote for those additional Consumables and Illumina shall provide an updated […***…] Quote to Customer.

Consumable Pricing Formula

Customer’s purchase price for Consumables will be […***…] the amount calculated using […***…] Formula A and […***…]Formula B.

[…***…]Formula
A*	The purchase price equals […***…].
B	The purchase price equals […***…].

*This […***…]formula will terminate and no longer be available as of […***…].

Consumable […***…]
Consumable Spend	[…***…] Base Price
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

     Illumina Hardware […***…]

Customer's […***…].

***Confidential Treatment Requested***

CONFIDENTIAL

Amendment # 1 to Supply Agreement

Illumina Hardware and Service Contract […***…]

Tier	Hardware	Qty.	[…***…] Base Price
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]

Illumina Qualification Services Price Table

Instrument	Single Certification per Instrument (IQ,OQ or IPV)	Bundled Certification per Instrument (IQ/OQ only)
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Illumina Service Contract […***…].

Instrument Number	[…***…] Price
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

***Confidential Treatment Requested***

CONFIDENTIAL

Amendment # 1 to Supply Agreement